EXHIBIT 99.2
                                                             ------------


   UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO NISOURCE FINANCE CORP. AND NISOURCE INC. OR THEIR AGENT OR AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

   TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

   No.:  1                                                   $250,000,000
   CUSIP No.:  65473Q AM 5
   ISIN No.:   US65473QAM50


                         Floating Rate Note due 2005


             NiSource Finance Corp., an Indiana corporation, promises to pay to Cede & Co, or registered assigns, the principal sum of Two Hundred Fifty Million Dollars on May 4, 2005.

             Interest Payment Dates: February 4, May 4, August 4 and
   November 4

             Record Dates: Fifteenth (15th) calendar day prior to Interest Payment Date (whether or not a Business Day)




             Additional provisions of this Note are set forth on the other side of this Note.


   Dated:  November 4, 2003

                                    NISOURCE FINANCE CORP.



                                    By:  ________________________________
                                    Name:  David J. Vajda
                                    Title:  Vice President and Treasurer




                                    By: _________________________________
                                    Name:  Gary W. Pottorff
                                    Title:  Secretary




                          TRUSTEE'S CERTIFICATE OF
                               AUTHENTICATION


   This is one of the Notes of the series
   referred to in the within-mentioned Indenture.


   JPMORGAN CHASE BANK,
   as Trustee


   By:____________________________
             Authorized Officer




                         Floating Rate Note due 2005

   1.   Interest

             NiSource Finance Corp., an Indiana corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Note quarterly in arrears on February 4, May 4, August 4 and November 4 of each year
   (each an "Interest Payment Date"), commencing February 4, 2004, until the principal hereof is paid or made available for payment. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day with the same force and effect as if made on the Interest Payment Date (and without any interest or other payment in respect of such delay). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day prior to such Interest Payment
   Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

             The Notes of this series will bear interest for each Interest Period at a per annum rate determined by the Calculation Agent, subject to the maximum interest rate permitted by New York or other applicable law, as such law may be modified by United States law of general application. The interest rate applicable during each Interest Period will be equal to LIBOR on the Interest Determination Date for such Interest Period plus 0.75%; provided, however, that in certain circumstances described below, the interest rate will be determined without reference to LIBOR. Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee, if the Trustee is not then serving as the Calculation Agent, of the interest rate for the new Interest Period. The interest rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the Holder of this Note, the Company and the Trustee.

             If the following circumstances exist on any Interest
   Determination Date, the Calculation Agent shall determine the interest rate for the Notes of this series as follows:




        (1) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date, the Calculation Agent will request the principal London offices of each of four major banks (which may include any underwriters participating in the original offering of this Note and their affiliates) in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate (the "Rate Quotation") at which three-month deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, as of approximately 11:00 a.m., London time, on such Interest Determination Date, that is representative of single transactions at such time (the "Representative Amounts"). If at least two Rate Quotations are provided, the interest rate will be the arithmetic mean of the Rate Quotations obtained by the Calculation Agent, plus 0.75%.

        (2) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on an Interest Determination Date and there are fewer than two Rate Quotations, the interest rate will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date, by three major banks (which may include any underwriters participating in the original offering of this Note and their affiliates) in New York City selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U. S. dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus 0.75%; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the interest rate for the applicable Interest Period will be the same as the interest rate in effect for the immediately preceding Interest Period.

             "Calculation Agent" means JPMorgan Chase Bank, or its successor appointed by the Company, acting as calculation agent.

             "Interest Determination Date" means the second London Business Day immediately preceding the first day of the relevant Interest Period.

             "Interest Period" means the period commencing on an Interest Payment Date (or, with respect to the initial Interest Period only, commencing on November 4, 2003) and ending on the day before the next succeeding Interest Payment Date.

             "LIBOR," for any Interest Determination Date, will be the offered rate for deposits in U.S. dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date in amounts of not less than $1,000,000, as such rate appears on Telerate Page 3750 or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company, at approximately 11:00 a.m., London time, on the Interest Determination Date (the "Reported Rate").

             "London Business Day" means a day that is a Business Day and a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

             "Telerate Page 3750" means the display designated on page 3750 on Moneyline Telerate, Inc. (or such other page as may replace the 3750 page on that service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

             All percentages resulting from any calculation on this Note will be rounded to the nearest one hundred-thousandth of a percentage point with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent being rounded upward). Upon the request of a Holder of this Note, the Calculation Agent will provide to such Holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next Interest Period.

             Interest payments for this Note shall be computed and paid on the basis of the actual number of days elapsed over a 360-day year. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee is closed for business.

   2.   Method of Payment

             The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the fifteenth calendar day prior to the Interest Payment Date even if Notes are canceled after the Record Date and on or before the Interest Payment Date (whether or not a Business Day). Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company.




   3.   Guarantee

             NiSource Inc., a Delaware corporation and parent of the Company, will fully and unconditionally guarantee to each Holder of the Notes and to JPMorgan Chase Bank (formerly, The Chase Manhattan
   Bank), as Trustee (the "Trustee") under the Indenture (as defined below) and its successors all the Obligations of the Company under the Notes, including the due and punctual payment of the principal of, premium, if any, and interest, if any, on the Notes (the "Security Guarantee"). The Security Guarantee applies whether the payment is due at Stated Maturity, on an Interest Payment Date or as a result of acceleration, redemption or otherwise. The Security Guarantee includes payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Notes (if lawful) and all other Obligations of the Company under the Indenture. The Security Guarantee will remain valid even if the Indenture is found to be invalid. NiSource Inc. is obligated under the Security Guarantee to pay any guaranteed amount immediately after the Company's failure to do so.

   4.   Paying Agent and Security Registrar

             Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice to the Holders. The Company may act as Paying Agent or Security Registrar.

   5.   Indenture

             The Company issued the Notes under an Indenture dated as of November 14, 2000, among the Company, NiSource Inc. and the Trustee (as supplemented, the "Indenture") and pursuant to an Officers' Certificate of the Company dated October 30, 2003 (the "Officer's Certificate"). The terms of the Notes include those stated in the Indenture and the Officer's Certificate and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. sections 77aaa-77bbbb) as in effect on the date of the Officer's Certificate (the "Act"). Capitalized terms used herein and defined in the Indenture but not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Act for a statement of those terms.

             The Notes are senior unsecured obligations of the Company. The Notes issued on the Issue Date will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company, NiSource Inc. and their Subsidiaries (other than Utilities) to incur additional indebtedness and create liens on assets unless the total amount of all the secured debt would not exceed 10% of Consolidated Net Tangible Assets. These covenants are subject to important exceptions and qualifications.





   6.   Optional Redemption

             The Company may redeem all or part of the Notes at any time on or after May 4, 2004 at its option at a redemption price equal to the principal amount of the Notes being redeemed plus accrued interest to the Redemption Date.

   7.   Notice of Redemption

             If the Company is redeeming less than all the Notes at any time, the Trustee will select the Notes to be redeemed using a method it considers fair and appropriate. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 106 of the Indenture. Notes in denominations larger than $1,000 principal amount may be redeemed in part but only in integral multiples of $1,000. If money sufficient to pay the Redemption Price of and accrued interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the Redemption Date and certain other conditions are satisfied, on and after such Redemption Date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

   8.   Additional Notes

             The Company may, without the consent of the Holders of the Notes, create and issue Additional Notes ranking equally with the Notes in all respects, including having the same CUSIP number, so that such Additional Notes shall be consolidated and form a single series with the Notes and shall have the same terms as to status, redemption or otherwise as the Notes. No Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

   9.   Denominations; Transfer; Exchange

             The Notes are in registered form without coupons in denominations of $1,000 principal amount and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period of 15 days before a selection of Notes to be redeemed.

   10.  Persons Deemed Owners

             The registered Holder of this Note may be treated as the owner of it for all purposes.




   11.  Unclaimed Money

             If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee, the Paying Agent or NiSource Inc., as guarantor, for payment.

   12.  Satisfaction and Discharge

             Under the Indenture, the Company can terminate its obligations with respect to the Notes not previously delivered to the Trustee for cancellation when those Notes have become due and payable or will become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving notice of redemption. The Company may terminate its obligations with respect to the Notes by depositing with the Trustee, as funds in trust dedicated solely for that purpose, an amount sufficient to pay and discharge the entire indebtedness on the Notes. In that case, the Indenture will cease to be of further effect and the Company's obligations will be satisfied and discharged with respect to the Notes (except as to the Company's obligations to pay all other amounts due under the Indenture and to provide certain Officers' Certificates and Opinions of Counsel to the Trustee). At the expense of the Company, the Trustee will execute proper instruments acknowledging the satisfaction and discharge.

   13.  Amendment, Waiver

             Subject to certain exceptions set forth in the Indenture,
   (i) the Indenture and the Notes may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee shall be entitled to amend the Indenture to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person as obligor under the Indenture, or to add to the Company's or NiSource Inc.'s covenants or to surrender any right or power conferred on the Company or NiSource Inc. under the Indenture, or to add events of default, or to secure the Notes, or to evidence or provide for the acceptance or appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one trustee, or to effect assumption by NiSource Inc. or one of its Subsidiaries of the Company's obligations under the Indenture, or to conform the Indenture to any amendment of the Trust Indenture Act.




   14.  Defaults and Remedies

             Under the Indenture, Events of Default include: (i) default by the Company in the payment of any interest upon any Note and the continuance of such default for 60 days; (ii) default by the Company in the payment of principal of or any premium on any Note when due at Stated Maturity, on redemption, by declaration or otherwise, and the continuance of such default for three Business Days; (iii) default by the Company or NiSource Inc. in the performance of or breach of any covenant or warranty in the Indenture and continuance of such default for 90 days after written notice to the Company or NiSource Inc. from the Trustee or to the Company, NiSource Inc. and the Trustee from the Holders of at least 33% in principal amount of the Outstanding Notes;
   (iv) default by the Company or NiSource Capital Markets, Inc. under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or NiSource Capital Markets, Inc., or the Company or NiSource Capital Markets, Inc. defaults under any mortgage, indenture or instrument under which there may be issued, secured or evidenced indebtedness constituting a failure to pay in excess of $50,000,000 of the principal or interest when due and payable, subject to certain cure rights; (v) the guarantee by NiSource Inc. ceases to be in full force and effect or is disaffirmed or denied (other than according to its terms), or is found to be unenforceable or invalid; or (vi) certain events of bankruptcy, insolvency or reorganization of the Company, NiSource Capital Markets, Inc. or NiSource Inc. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 33% in principal amount of the Notes may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

             Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

   15.  Trustee Dealings with the Company

             Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.




   16.  No Recourse Against Others

             A director, officer, employee or stockholder, as such, of the Company, NiSource Inc. or the Trustee shall not have any liability for any obligations of the Company under the Notes or the Indenture, or any obligations of NiSource Inc. under the Security Guarantee or the Indenture, or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes and the Security Guarantee.

   17.  Authentication

             This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

   18.  Abbreviations

             Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT
   (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   19.  CUSIP, ISIN and Common Code Numbers

             Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. To the extent such numbers have been issued, the Company has caused ISIN and Common Code numbers to be similarly printed on the Notes and has similarly instructed the Trustee. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   20.  Governing Law.

             THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONTRARY CONFLICT OF LAWS OR CHOICE OF LAWS PROVISIONS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION.



             The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

             NiSource Finance Corp.
             801 East 86th Avenue
             Merrillville, Indiana 46410

             Attention:  Secretary



                               ASSIGNMENT FORM

   To assign this Note, fill in the form below:

   I or we assign and transfer this Note to

   ______________________________________________________________________
            (Print or type assignee's name, address and zip code)


         __________________________________________________________
                (Insert assignee's soc. sec. or tax I.D. No.)


   and irrevocably appoint ______________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


   Date:_______________         Your Signature: _________________________


                                                _________________________
                                                Sign exactly as your name
                                                appears on the other side
                                                of this Note.

   Signature Guarantee:


   ____________________________                 _________________________
   Signature must be guaranteed                 Signature


   Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                             SECURITY GUARANTEE

             NiSource Inc. irrevocably and unconditionally guarantees the Obligations of NiSource Finance Corp., an Indiana corporation (the "Company") under the Floating Rate Notes due 2005 (the "Notes") of the Company, including that (i) the principal of, premium, if any, and interest on the Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Notes, if lawful, and all other Obligations of the Company to the Holders or the Trustee shall be promptly paid in full or performed, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed, NiSource Inc. shall be obligated to pay or perform the same immediately.

             The obligations of NiSource Inc. to the Holders and to the Trustee pursuant to this Security Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Security Guarantee.

             No stockholder, employee, officer, director or incorporator, as such, past, present or future, of NiSource Inc. shall have any liability under this Security Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

             This Security Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization.

             This Security Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Security Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

             THE TERMS OF ARTICLE FIFTEEN OF THE INDENTURE ARE
   INCORPORATED HEREIN BY REFERENCE.



             Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                 NISOURCE INC.


                                 By:  ___________________________________
                                 Name:  David J. Vajda
                                 Title:  Vice President and Treasurer


                                 By:  ___________________________________
                                 Name:  Jeffrey W. Grossman
                                 Title:  Vice President and Controller